Janus Investment Fund

Janus Global Research Fund

Supplement dated December 20, 2012
to Currently Effective Prospectuses

The Board of Trustees of Janus Global Research Fund has approved an Agreement and Plan of Reorganization that provides for the merger of Janus Global Research Fund with and into Janus Worldwide Fund, a similarly managed fund (the “Merger”). Subject to shareholder approval of the Merger, the closing date of the Merger is expected to be on or about March 15, 2013. After the Merger is completed, Janus Global Research Fund will be liquidated and terminated.

Effective with the Merger:

•	Janus Global Research Fund will merge into Janus Worldwide Fund, resulting in the “Combined Fund.”

•	The Combined Fund will be managed by Janus’ equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Equity Research James Goff (the “Research Team”), which is the investment team that currently manages Janus Global Research Fund.

•	The Combined Fund will adopt the strategies and investment policies of Janus Global Research Fund. The Combined Fund is expected to have investment risks substantially similar to those of Janus Global Research Fund.

•	The Combined Fund will change its name to “Janus Global Research Fund.”

•	The performance history of Janus Global Research Fund will continue as the Combined Fund’s historical performance.

•	The Combined Fund will use the expense structure of Janus Worldwide Fund, including maintaining:

○	the base management fee rate of Janus Worldwide Fund of 0.60%, which is 0.04% lower annually than the base management fee rate of Janus Global Research Fund, and
○	the benchmark index of Janus Worldwide Fund, the Morgan Stanley Capital International (“MSCI”) World Indexsm, which will be used for purposes of calculating the Combined Fund’s performance adjustment to the base management fee, rather than the MSCI World Growth Index, which is Janus Global Research Fund’s current benchmark.

•	For three years after the Merger, Janus will waive its management fee to at least a level that is equivalent to the fee rate the Combined Fund would have paid if, after the Merger, the performance history of Janus Worldwide Fund were used to calculate the performance fee adjustment to the base management fee. Essentially, this means that the management fee rate paid by the Combined Fund is expected to be lower than the management fee rate you would pay as a shareholder of Janus Global Research Fund, assuming the performance of each Fund was the same after the Merger.

•	Janus Global Research Fund’s total expense ratio (excluding any performance adjustment) is expected to decrease after the Merger as a result of combining assets with Janus Worldwide Fund, which has a larger asset base.

The Merger is expected to be tax-free for federal income tax purposes; therefore, Janus Global Research Fund shareholders should not realize a tax gain or loss when the Merger is implemented. The Merger, however, may accelerate distributions, which are taxable, as the tax year for Janus Global Research Fund will end on the date of the Merger. In connection with the Merger, shareholders of each class of shares of Janus Global Research Fund will receive shares of a corresponding class of Janus Worldwide Fund approximately equivalent in dollar value to the Janus Global Research Fund shares owned immediately prior to the Merger. Investors who are Janus Global Research Fund shareholders as of November 30, 2012 will receive the proxy statement/prospectus which includes important information regarding the Merger. Only shareholders of Janus Global Research Fund as of November 30, 2012, are eligible to vote on the Merger. Therefore, if you purchased shares of Janus Global Research Fund after November 30, 2012, and assuming shareholders as of that date approve the Merger, any shares you hold as of the Merger date will automatically be merged into Janus Worldwide Fund.

Shareholders of Janus Global Research Fund may redeem their shares or exchange their shares for shares of another Janus fund for which they are eligible to purchase at any time prior to the Merger. Any applicable contingent deferred sales charges (“CDSC”) charged by Janus Global Research Fund will be waived for redemptions or exchanges through the date of the Merger. Exchanges by Class A shareholders into Class A Shares of another Janus fund are not subject to any applicable initial sales charge. For shareholders holding shares through an intermediary, check with your intermediary regarding other Janus funds and share classes offered through your intermediary.

A full description of Janus Worldwide Fund and the terms of the Merger are contained in the proxy statement/prospectus that was sent to shareholders of Janus Global Research Fund as of November 30, 2012. Janus encourages you to read the proxy statement/prospectus as it contains important information regarding the Merger. A copy of the proxy statement/prospectus is available at janus.com/update, or you may request a free copy by calling 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

This supplement is not an offer to sell or a solicitation of an offer to buy shares of Janus Worldwide Fund. For important information about fees, expenses, and risk considerations regarding Janus Worldwide Fund, please refer to the Janus Worldwide Fund’s prospectus and the proxy statement/prospectus relating to the Merger on file with the Securities and Exchange Commission.

Please retain this Supplement with your records.